UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada               0-22011                      86-0760991
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification No.)
 incorporation)


  2575 East Camelback Road, Ste. 450, Phoenix, AZ                     85016
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     (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act (17 CFR  240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement
            ------------------------------------------
Item 3.02.  Unregistered Sales of Equity Securities
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On February 1, 2007, the Registrant entered into a consulting agreement (the
"CONSULTING AGREEMENT") with VCG & A, Inc. (the "CONSULTANT") for the provision of consulting services by the Consultant. The initial term of the Consulting Agreements is 6 months (the "INITIAL TERM") and shall be automatically renewed for an additional 6 months (the "EXTENDED TERM" and together with the Initial Term, the "TERM"), unless terminated by either the Registrant or the Consultant by providing 60 days written notice prior to the end of the Initial Term or Extended Term, as applicable.

The services to be provided by the Consultant under the Consulting Agreement shall be separated into two distinct phases. The first phase ("PHASE I"), which is not to exceed 180 days in duration, is structured to assist the Registrant in its capital raising efforts, the development of an overall business strategy and the negotiation and purchase of the rights to a certain key drug product (the "TARGET PRODUCT"). The second phase ("PHASE II") is structured to assist the Registrant in ongoing management, sales and marketing support. The services to be provided by the Consultant will advance from Phase I to Phase II upon the occurrence of certain conditions, including the purchase by the Registrant of the rights to the Target Product. In the event that the services to be provided by the Consultant do not advance from Phase I to Phase II, the Consultant shall provide Phase I services for the remainder of the Term.

Under the Consulting Agreement, the Registrant has agreed to pay Consultant cash fees and royalties based upon the net sales of the Target Product. In addition, under the Consulting Agreement, the Consultant is entitled to receive stock options to purchase 300,000 shares of the Registrant's common stock, par value $0.001 per share, at an exercise price equal to $1.40. The stock options vested immediately upon execution of the Consulting Agreement. The Registrant issued the options in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

         10.1   Form of Consulting Agreement, as redacted.*

* The Registrant has requested confidential treatment with respect to specific portions of the referenced exhibit. In the event that the SEC should deny such request, in whole or in part, such exhibit, or the relevant portions thereof, shall be filed by amendment to this Current Report on Form 8-K.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: February 8, 2007

                                 SYNOVICS PHARMACEUTICALS, INC.

                                 By: /S/ Ronald H. Lane, PH. D.
                                     ----------------------------
                                 Name:    Ronald H. Lane, Ph.D.
                                 Title:   President and Chief Executive Officer